MITCHELL HUTCHINS SERIES TRUST

      BALANCED PORTFOLIO









The fund offers its Class H and Class I shares only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.





PROSPECTUS
May 1, 1999

-------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

 Mitchell Hutchins       Balanced Portfolio
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CONTENTS

            BALANCED PORTFOLIO

          ---------------------------------------------------------

What every investor         3   Balanced Portfolio
should know about           5   More About Risks and Investment Strategies
the fund

            INVESTING IN THE FUND

          ---------------------------------------------------------

Information for             6   Purchases, Redemptions and Exchanges
managing your fund          6   Pricing and Valuation
account

            ADDITIONAL INFORMATION

          ---------------------------------------------------------

Additional important        7   Management
information about           8   Dividends and Taxes
the fund                    9   Financial Highlights

          ---------------------------------------------------------

Where to learn more             Back Cover
about this fund



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                                The fund is not a complete or balanced
                                investment program.
                                --------------------------------------

 Mitchell Hutchins       Balanced Portfolio
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BALANCED PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
------------------------------------------


FUND OBJECTIVE:

High total return with low volatility.

PRINCIPAL INVESTMENT STRATEGIES:

The fund allocates its investments among three investment sectors:

o     stocks

o     bonds

o     cash (money market instruments)

The fund normally has investments in each sector but it always keeps at least 25% of its total assets in a combination of bonds and cash. This is intended to limit changes in the value of fund shares compared to funds that invest solely in stocks.

The fund's bonds are primarily investment grade, but it may invest, to a lesser extent, in lower quality bonds. Any of the fund's investments may by issued by U.S. or foreign issuers, but they must be denominated in U.S. dollars and traded in U.S. markets. The fund may use futures contracts and other derivatives to adjust its exposure to different asset classes and to manage the "duration" of its bond investments. "Duration" is a measure of the fund's exposure to interest rate risk.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, believes investors tend to reach a consensus as to the likely effect of changes in key economic variables (for example, interest rates, profits and inflation) on each investment sector. Mitchell Hutchins also believes that prices of securities in each sector tend to move toward a level that reflects that consensus, but that this takes time. By using fundamental valuation techniques, Mitchell Hutchins attempts to adjust the allocation of the fund's assets among sectors before prices fully reflect the consensus view.

Mitchell Hutchins uses the following process to select individual securities for each sector:

o STOCKS. Mitchell Hutchins uses its own Factor Valuation Model to identify companies that appear undervalued. The model ranks companies based on "value" factors, such as dividends, cash flows, earnings and book values, as well as on "growth" factors, such as earnings momentum and industry performance forecasts. Mitchell Hutchins then applies fundamental analysis to select specific stocks from among those identified by the model.

o BONDS. Mitchell Hutchins selects bonds based on its analysis of their maturity and risk structures (comparing yields on U.S. Treasury bonds to yields on riskier types of bonds).

As of December 31, 1998, the fund's portfolio assets were allocated 69% to stocks, 19% to bonds and 12% to cash.

 Mitchell Hutchins       Balanced Portfolio
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PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.

Mitchell Hutchins may not be successful in choosing the best allocation among the three investment sectors. Because it invests in both stocks and bonds, the fund is subject to both equity risk and interest rate risk. Equities, such as common stocks, generally fluctuate in price more than other investments. The fund could lose all of its investment in a company's stock. Interest rate risk means that the value of the fund's bonds generally will fall when interest rates rise.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies" under the following headings:

o     Sector Allocation Risk

o     Equity Risk

o     Interest Rate Risk

o     Credit Risk

o     Foreign Securities Risk

o     Derivatives Risk

INFORMATION ON THE FUND'S RECENT INVESTMENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).


                                       3A

 Mitchell Hutchins       Balanced Portfolio
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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares because they have the longer performance history.

The table that follows the bar chart shows the average annual returns over several time periods compared to a broad-based market index.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

              BALANCED PORTFOLIO -- TOTAL RETURN ON CLASS H SHARES

          The chart depicted here reflects the following plot points:

                         1989                11.10%
                         1990                 2.63%
                         1991                18.73%
                         1992                 5.18%
                         1993                15.76%
                         1994                -9.59%
                         1995                23.27%
                         1996                16.82%
                         1997                24.86%
                         1998                16.81%


      Best quarter during years shown:     4th quarter, 1998 -    14.29%
      Worst quarter during years shown:    3rd quarter, 1998 -    (8.46)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998


   CLASS                    CLASS H         S&P 500 COMPOSITE
   (INCEPTION DATE)         6/01/88         STOCK PRICE INDEX

   One Year                  16.81%           28.58%
   Five Years                13.69%           24.06%
   Ten Years                 11.62%           19.21%
   Life of Class             11.86%           18.60%*
   ----------------------
   * Return is for the period 6/30/88 to 12/31/98, annualized.

 Mitchell Hutchins       Balanced Portfolio
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MORE ABOUT RISKS AND INVESTMENT STRATEGIES
------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by the fund. Low quality bonds may fluctuate in value more than higher quality bonds and may be more difficult to sell during market downturns at the time and price the fund desires.

DERIVATIVES RISK. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. If a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, it is possible that the hedge will not succeed. This may happen for various reasons, including unexpected changes in the value of the derivatives that are not matched by opposite changes in the value of the rest of the fund's portfolio.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

FOREIGN SECURITIES RISK. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

INTEREST RATE RISK. The value of bonds can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a greater effect on the value of those bonds than on lower quality bonds.

SECTOR ALLOCATION RISK. Mitchell Hutchins may not be successful in choosing the best allocation among market sectors. A fund that allocates its assets among market sectors is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each sector than are funds that do not do so.

 Mitchell Hutchins       Balanced Portfolio
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ADDITIONAL RISKS

YEAR 2000 RISK. The fund could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the fund's other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the fund, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from service providers that they are taking similar steps.

Similarly, the companies in which the fund invests and trading systems used by the fund could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the fund.

ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. In order to protect itself from adverse market conditions, the fund may take a defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving the fund's investment objective.

The fund may invest without limit in cash or money market instruments as part of its ordinary investment strategy.

PORTFOLIO TURNOVER. The fund may engage in frequent trading (high portfolio turnover) in order to achieve its investment objective. Frequent trading may result in a high portfolio turnover rate and higher fund expenses due to transaction costs.


                                       5A

 Mitchell Hutchins       Balanced Portfolio
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INVESTING IN THE FUND

PURCHASES, REDEMPTIONS AND EXCHANGES

Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund - not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.

The fund offers both Class H and Class I shares to insurance company separate accounts:

o Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.

o Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by the fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance company provides to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.

An insurance company separate account may exchange shares of the fund for shares of the same class in another Mitchell Hutchins Series Trust fund at their relative net asset values per share, provided that the separate account invests in both funds. A particular insurance company separate account may not invest in all Mitchell Hutchins Series Trust funds or classes of fund shares.

The fund and Mitchell Hutchins (for Class I shares) reserve the right to reject any purchase order and to suspend the offering of a fund's shares for a period of time.


PRICING AND VALUATION

Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value separately for each class as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board of trustees. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

 Mitchell Hutchins       Balanced Portfolio
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MANAGEMENT

INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On March 31, 1999, Mitchell Hutchins was adviser or sub-adviser to 33 investment companies with 75 separate funds and aggregate assets of approximately $48.3 billion.

The fund paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the rate of 0.75% based on average daily net assets.

The fund has received an exemptive order from the SEC to permit the board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders must approve this policy before the board may implement it. As of the date of this Prospectus, the fund's shareholders have not done so.

PORTFOLIO MANAGERS

T. Kirkham Barneby is responsible for the asset allocation decisions for the fund. Mark A. Tincher is primarily responsible for the day-to-day management of the fund's equity portion. Dennis L. McCauley is primarily responsible for the day-to-day management of the fund's fixed income portion. Mr. Singh and Susan Ryan assist Mr. McCauley in managing the fund's fixed income investments. Ms. Ryan is responsible for the day-to-day management of the fund's cash portion.

Messrs. Barneby, McCauley, Singh and Tincher and Ms. Ryan have held their management responsibilities for the fund since August 1995.

T. KIRKHAM BARNEBY is a managing director and chief investment officer quantitative investments of Mitchell Hutchins. He rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

DENNIS L. MCCAULEY is a managing director and chief investment officer fixed income of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley also served as vice president of IBM Credit Corporation's mutual funds and as a member of the Retirement Fund Investment Committee.

SUSAN RYAN is a senior vice president of Mitchell Hutchins and has been with Mitchell Hutchins since 1982.

NIRMAL SINGH is a senior vice president of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the fund management team.

MARK A. TINCHER is a managing director and chief investment officer of equities (stocks) of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president. He directed the U.S. funds management and equity research area and oversaw the management of all Chase equity funds.

 Mitchell Hutchins       Balanced Portfolio
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DIVIDENDS AND TAXES
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DIVIDENDS

Dividends and distributions are paid in additional shares of the fund unless the shareholder requests otherwise.

The fund normally declares and pays dividends and distributes any gains annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.


TAXES

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity or variable life contracts. These accounts generally are not subject to tax on dividends from the fund or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

o the insurance company separate accounts that purchase and hold shares of the fund and

o     the holders of contracts funded through those separate accounts.

The fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated assets accounts used to fund variable annuity or variable life contracts. Failure of the fund to do so would result in taxation of the insurance company issuing the variable annuity or variable life contracts and treatment of the contract holders other than as described in the contract prospectus.

See the SAI for information or for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

 Mitchell Hutchins       Balanced Portfolio
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FINANCIAL HIGHLIGHTS
--------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling 1-800-986-0088.

Please note that no Class I shares were outstanding during the periods shown. The information shown below for Class H shares should not be considered indicative of the results the Class I shares would have achieved had they been outstanding during these periods because Class I shares have higher expenses.

The information in this table pertains only to the fund and does not reflect charges related to the insurance company separate accounts that fund variable annuity or variable life contracts. See the appropriate contract prospectus for information concerning these charges.

 Mitchell Hutchins       Balanced Portfolio
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BALANCED PORTFOLIO*
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                                             CLASS H
                        --------------------------------------------------
                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                        --------------------------------------------------
                          1998      1997      1996*      1995      1994
                          ----      ----      ----       ----      ----
Net asset value,
  beginning of           $11.33    $ 10.95  $ 10.70      $ 9.54  $ 11.95
  year.................   -----      -----    -----        ----    -----

Net investment income..    0.28       0.28     0.29        0.35     0.30

Net realized and
  unrealized gains
  (losses) from            1.61       2.44     1.49        1.88    (1.44)
  investments..........   -----       ----     ----        ----    ------

Net increase (decrease)
   from investment         1.89       2.72     1.78        2.23    (1.14)
   operations..........   -----       ----     ----        ----    ------

Dividends from net
  investment income....   (0.27)     (0.28)   (0.28)      (0.35)   (0.30)

Distributions from net
  realized gains on       (1.41)     (2.06)   (1.25)      (0.72)   (0.97)
  investments..........  -------     ------   ------      ------   ------

Total dividends and       (1.68)     (2.34)   (1.53)      (1.07)   (1.27)
  distributions........  -------     ------   ------      ------   ------

Net asset value, end    $ 11.54    $ 11.33  $ 10.95     $ 10.70   $ 9.54
of year................  ======      =====    =====       =====     ====

Total investment          16.81%     24.86%   16.82%      23.27%   (9.59)%
  return(1)............   =====      =====    =====       =====    =====

Ratios/Supplemental data:

Net assets, end of year
 (000's)............... $ 28,549  $ 28,211 $ 29,224    $ 23,413 $ 23,263

Expenses to average
  net assets...........     0.97%     1.19%    1.24%       1.09%   1.03%

Net investment income to
  average net assets...     2.08%     2.06%    2.29%       2.88%   2.30%

Portfolio turnover rate      177%      169%     235%        171%    112%
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* Prior to the close of business on January 26, 1996, Balanced Portfolio was known as Asset Allocation Portfolio.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

If you want more information about the fund, the following documents are available free upon request:


      ANNUAL/SEMI-ANNUAL REPORTS:

      Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.


      STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS:

      The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the fund, obtain free copies of annual and semi-annual reports and the SAI, or request other information, by contacting the fund directly at 1-800-986-0088.

You may review and copy information about the fund, including annual and semi-annual reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the fund:

      o      For a fee, by writing to or calling the SEC's Public Reference
             Room,
             Washington, D.C. 20549-6009
             Telephone: 1-800-SEC-0330

      o      Free, from the SEC's Internet website at: http://www.sec.gov



















Mitchell Hutchins Series Trust
Investment Company Act File No. - 811-4919